AMENDMENT NUMBER TWO

                         TO THE GENERAL AGREEMENT AMONG

                   KMC TELECOM INC., KMC TELECOM II, INC.,

            KMC TELECOM LEASING I LLC, KMC TELECOM LEASING II LLC

                          AND LUCENT TECHNOLOGIES INC.



      This Amendment Number Two (hereinafter this "Amendment Two") is made effective as of December 22, 1998, by and among KMC Telecom Inc., a Delaware corporation, KMC Telecom II, Inc., a Delaware corporation, KMC Telecom Leasing I LLC, a Delaware limited liability company and KMC Telecom Leasing II LLC, a Delaware limited liability company, each with offices located at 1545 Route 206, Suite 300, Bedminster, New Jersey 07921 (hereinafter collectively referred to as "Customer"), and Lucent Technologies Inc., a Delaware corporation, acting through its Global Service Providers Group, with offices located at 600 Mountain Avenue, Murray Hill, New Jersey 07074 (hereinafter "Seller").

      WHEREAS, Customer and Seller previously entered into that certain General Agreement (Contract Number LNM970313MP), effective March 6, 1997, as modified and amended by Amendment Number 1 (Contract Number LNM 970922MP), effective as of October 15, 1997 (as so amended, the "General Agreement"), setting forth the terms and conditions pursuant to which Seller agreed to supply and Customer agreed to procure certain of Seller's Products, Licensed Materials and Services (as such terms are defined therein);

      WHEREAS, Customer and Seller desire to amend and modify the General Agreement as set forth herein; and

      WHEREAS, all terms used herein but not defined herein shall have the meanings ascribed to them in the General Agreement.

      NOW THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.    SCOPE OF GENERAL AGREEMENT

      The definition of "Customer" contained in the General Agreement is hereby amended to additionally include KMC Telecom of Virginia, Inc., a Virginia public service company ("KMC-Virginia"), KMC Telecom III, Inc., a Delaware corporation ("KMC III") and KMC Telecom Leasing III LLC, a Delaware limited liability company ("KMC Leasing III"); it being the intent and understanding among the parties that KMC-Virginia, KMC III, and KMC Leasing III shall be authorized to procure Products, Licensed Materials and Services from Seller under and pursuant to the terms and conditions of the General Agreement.

2.    TERM OF GENERAL AGREEMENT

      Section 1.2 of the General Agreement is hereby amended to provide that the Term shall expire on March 5, 2003.

3.    PURCHASE COMMITMENT AND FINANCIAL CONSIDERATIONS

      In consideration for the discounts, allowances and incentives set forth in Appendix A of the General Agreement (as modified hereby), KMC III and KMC Leasing III agree to procure directly and exclusively from Seller, consistent with the purchase requirements set forth in the financing documents between the parties, Seller's Products, and related Licensed Materials and Services which are available and may become available during the Term, in each case meeting Customer's requirements for up to 27 Tier III cities and up to 100 Tier IV cities, so long as at all times the purchase price therefor (taking into account all of the terms and conditions of the competitive offer) is competitive with the purchase price generally offered by any other third-party vendor of the particular Product, Licensed Material or Service in question in the United States. Either party's obligation to perform under this Amendment is contingent on Seller providing financing for all Seller's Products, and related Licensed Materials and Services to be sold to Customer hereunder in accordance with that certain Loan and Security Agreement, dated as of February __, 1999, among KMC III, KMC Leasing III, the financial institutions signatory thereto, Seller as agent and __________ as collateral agent.

4.    DEFINITIONS

      The following definitions are hereby added to Section A-1.2, "Definitions" of Appendix A:

      o "Data Networking Products" means Seller's intelligent switching, access and applications and network services Products, including but not limited to the PacketStar(TM) Access Concentrator(TM), PathStar(TM) Access Server, PortMaster(R) Integrated Access Concentrator and PacketStarTM IP GateWay 1000. The table of Data Networking Products in Section 6 may be expanded or amended from time to time by mutual agreement of the parties.

5.    MODIFICATIONS TO APPENDIX A

      The provision of Appendix A of the General Agreement shall be revised in the following respects:

      (A) The first sentence of Section A-1.5 "Network Standardization" shall be replaced with the following: "Subject to the provisions of Section 3 of Amendment Two, Customer agrees to standardize its network exclusively on Seller's 5ESS(R)-2000 Switch Systems Products, Transmission Systems Products, fiber optic cable and associated apparatus, access systems, voice messaging systems, Power Systems and Data Networking Products during the Term, such that in the event Customer requires any equipment and/or software which is functionally comparable to Sellers Products and related Licensed Materials available for purchase under this Agreement, then Customer agrees to purchase all of its requirements for such equipment and software from Seller.

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

      (B) The parties acknowledge that, effective June 30, 1998, the Transmission Systems discounts available to Customer were amended and that effective as of June 30, 1998, the table entitled "Transmission Systems Products Discount Schedule" in Section A-1.15 of Appendix A is replaced with the following:

--------------------------------------------------------------------------------
               TRANSMISSION SYSTEMS PRODUCTS*                      DISCOUNT
--------------------------------------------------------------------------------
DDM PLUS                                                             27%
--------------------------------------------------------------------------------
DDM-2000 FiberReach OC-1                                             25%
--------------------------------------------------------------------------------
DDM-2000 OC-3 hardware & Software                                    45%
--------------------------------------------------------------------------------
DDM-2000 OC-12 Shelf                                                 85%
--------------------------------------------------------------------------------
DDM-2000 OC-12 Commons                                               43%
--------------------------------------------------------------------------------
DDM-2000 OC-12 Optics                                                50%
--------------------------------------------------------------------------------
DDM-2000 OC-12 Software                                              43%
--------------------------------------------------------------------------------
Dual  2Fiber  OC-48 A/D Ring  Term                                   70%**

Two  Systems  (ED8C902-30  G-3 e/w the following):
  TG3 (DS1) Cp LAA18
  System Controller LAA23B
  System Memory 4 Mbyte LAA25
  Line Controller (4 Mg) A/D & ring  LAA28
  Overhead Controller   LAA21
  Adapter Plate
  Filler Plate
--------------------------------------------------------------------------------
FT-2000 OC-48 Lightwave System Commons (spares)                      50%
--------------------------------------------------------------------------------
FT-2000 OC-48 Low Speed Cards (DS3, IS3, OC-3, OC-12)                40%
--------------------------------------------------------------------------------
FT-2000 OC-48 Lightwave System Optics                                65%
--------------------------------------------------------------------------------
FT-2000 OC-48 Lightwave System Software                              65%
--------------------------------------------------------------------------------
SLC(R)-2000 Multi Services Distant Terminals (MSDT)                  35%
--------------------------------------------------------------------------------
SLC(R)-2000 Access System - Common Units                             40%
--------------------------------------------------------------------------------
SLC(R)-2000 Access System - POTS/SPOTS Units                         35%
--------------------------------------------------------------------------------
SLC(R)-2000 Access System - Special Service Units                    40%
--------------------------------------------------------------------------------
SLC(R)-2000 Access System - Software                                 00%
--------------------------------------------------------------------------------
SLC(R)-SERIES 5 Carrier System - Common Units                        35%
--------------------------------------------------------------------------------
SLC(R)-SERIES 5 Carrier System - POTS/SPOTS Units                    35%
--------------------------------------------------------------------------------
SLC(R)-SERIES 5 Carrier System - Special Service Units               35%
--------------------------------------------------------------------------------
DACS IV 2000 Systems                                           see 1.15.1 below
--------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
               TRANSMISSION SYSTEMS PRODUCTS*                      DISCOUNT
--------------------------------------------------------------------------------
DACS II Systems (hardware & Software)                                27%
--------------------------------------------------------------------------------

* The above Products do not include cabling or power equipment. Unless otherwise specified, the discounts shown above apply to Transmission Systems Products (hardware) only. The discount for the cables used in the systems set forth above shall be twenty percent (20%) off the List Price.

** This 70% discount only applies to Lucent order code ED8C902-30 G-3 which is equipped with a dual bay, two complete OC-48 systems and commons for one shelf. For commons ordered singularly, the 50% discount shall apply.

6.    ADDITIONS TO APPENDIX A

      The following sections are hereby added to Appendix A of the General Agreement.

      6.1 PRICING PLAN

      A new  Section  A-1.22  is  hereby  added  to  Appendix  A of the  General
Agreement:

            "A-1.22     PRICING PLAN FOR DATA NETWORKING PRODUCTS

      In consideration for the Customer purchase commitment set forth in Section 3 of this Amendment No. 2, Seller will provide the discounts set forth below for all purchases of the Data Networking Products described therein which are made by Customer during the Term:

--------------------------------------------------------------------------------
                  DATA NETWORKING PRODUCTS                         DISCOUNT
--------------------------------------------------------------------------------
PacketStar(TM) Access Concentrator 10                                30%
--------------------------------------------------------------------------------
PacketStar(TM) Access Concentrator 60                                40%
--------------------------------------------------------------------------------
PacketStar(TM) Access Concentrator 120                               40%
--------------------------------------------------------------------------------
PathStar(TM) Access Server (PSAS)                                    40%
--------------------------------------------------------------------------------
PortMaster(R)4 Integrated Access Concentrator (PM4)                  30%
--------------------------------------------------------------------------------
PacketStar(TM) IP GateWay 1000                                       25%"
--------------------------------------------------------------------------------


6.2   SUPPORT SERVICES FOR DATA NETWORKING PRODUCTS

      A new Section A-1.23 is hereby added to Appendix A:



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

            "1.23       SUPPORT SERVICES

      In addition to its obligations under the "Warranty" clause of the General Agreement, Seller will make available maintenance and other technical support services to Customer for Seller's Data Networking Products under mutually agreed-upon, separate support agreement(s)."

6.3   TRAINING INCENTIVE FOR DATA NETWORKING PRODUCTS

      A new Section A-1.24 is hereby added to Appendix A:

            "1.24       TRAINING INCENTIVE

      In consideration for Customer's purchase commitment set forth in Section 3 of this Amendment, (a) for each one million two hundred fifty thousand dollars ($1,250,000) in Customer's purchases of Seller's PathStar(TM) Access Server Products, Seller will provide Customer with two (2) tuition-free seats at a five
(5) day course related to Data Networking Products; and (b) for each one million two hundred fifty thousand dollars ($1,250,000) in Customer's purchases of Seller's PortMaster(R) 4 Integrated Access Concentrator, PacketStar(TM) IP GateWay 1000, PacketStar(TM) Access Concentrator 10, PacketStar(TM) Access Concentrator 60, or PacketStar(TM) Access Concentrator 120 Products, Seller will provide Customer with two (2) tuition-free seats at a five (5) day course related to Data Networking Products. Seller, at its option, may offer training regionally.

      Customer shall use the foregoing  training days earned by it within twelve
(12) months after the shipment of the relevant Data Networking Products. Customer shall responsible for all associated travel and living expenses for Customer personnel in connection with attendance at the foregoing courses. In the event that Seller sends its personnel to a Customer site for on-site training, Customer shall be responsible for all reasonable travel and living expenses for the instructor and for providing equipment needed for hands-on training. It is understood and agreed that any such equipment used in a training setting must not be part of Customer's network product environment."

7.    ENTIRE AGREEMENT

      Except as specifically modified, amended or supplemented herein, all terms and conditions of the General Agreement shall remain in full force and effect.
The terms and conditions contained in this Amendment Two and those nonconflicting terms and conditions of the General Agreement supersede all prior oral and written understandings among the parties and shall constitute the entire agreement among the parties with respect to the subject matter herein. This Amendment Two shall not be modified or amended except by a writing signed by an authorized representative of each of the parties.




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




      IN WITNESS WHEREOF, the parties have caused this Amendment Two to be executed by their duly authorized representatives on the date(s) indicated.


KMC TELECOM INC.                          KMC TELECOM LEASING I LLC
                                          By: KMC Telecom I, Inc., as Sole
Member

By:  /s/                                  By:  /s/
   -----------------------------------       -----------------------------------
Typed Name: Michael A. Sternberg          Typed Name: Michael A. Sternberg
           ---------------------------               ---------------------------
Title: President                          Title: President
      --------------------------------          --------------------------------
Date:                                     Date:
     ---------------------------------         ---------------------------------


KMC TELECOM II, INC.                      KMC TELECOM LEASING II LLC
                                          By: KMC Telecom II, Inc., as Sole
                                              Member

By:  /s/                                  By:  /s/
   -----------------------------------       -----------------------------------
Typed Name: Michael A. Sternberg          Typed Name: Michael A. Sternberg
           ---------------------------               ---------------------------
Title:  President                         Title: President
      --------------------------------          --------------------------------
Date:                                     Date:
     ---------------------------------         ---------------------------------
KMC TELECOM III, INC.                     KMC TELECOM LEASING III LLC
                                          By: KMC Telecom III, Inc., as Sole
                                              Member

By:  /s/                                  By:  /s/
   -----------------------------------       -----------------------------------
Typed Name: Michael A. Sternberg          Typed Name: Michael A. Sternberg
           ---------------------------               ---------------------------
Title: President                          Title: President
      --------------------------------          --------------------------------
Date:                                     Date:
     ---------------------------------         ---------------------------------
KMC TELECOM OF VIRGINIA, INC.             LUCENT TECHNOLOGIES INC.

By:  /s/                                  By:  /s/
   -----------------------------------       -----------------------------------
Typed Name: Michael A. Sternberg          Typed Name: Mark Wilson
           ---------------------------               ---------------------------
Title: President                          Title: Vice President - Sales
      --------------------------------          --------------------------------
Date:                                     Date:
     ---------------------------------         ---------------------------------

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